                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           BNY HAMILTON FUNDS, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                            BNY HAMILTON FUNDS, INC.

                             BNY HAMILTON MONEY FUND
                        BNY HAMILTON TREASURY MONEY FUND
                    BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
                 BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
               BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
                    BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
                         BNY HAMILTON EQUITY INCOME FUND
                         BNY HAMILTON LARGE CAP GROWTH FUND
                       BNY HAMILTON SMALL CAP GROWTH FUND
                     BNY HAMILTON INTERNATIONAL EQUITY FUND

                              3435 STELZER ROAD
                             COLUMBUS, OH 43219


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To Our Stockholders:

Notice is hereby given that a Meeting of Stockholders of BNY Hamilton Funds, Inc. (the "Corporation"), a registered open-end investment company consisting of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, and BNY Hamilton International Equity Fund and together with all aforementioned funds, each a "Series" or "Fund", and collectively the "Funds", will be held at 9:00 AM Eastern Daylight Time, on August 5, 1998, at the offices of The Bank of New York, 51 West 51st Street, for the following purposes:

         1.   To elect six directors.

         2. To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending December 31, 1998.

         3. For stockholders of the BNY Hamilton Money Fund, to consider a proposal to eliminate an operating policy that currently prevents the Fund from purchasing securities that cannot be offered for public resale in the United States without first being registered under the Securities Act of 1933.

         4. For stockholders of the BNY Hamilton Equity Income Fund, to consider a proposal to amend the investment objective of that Fund.

         5. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

This is a combined Notice and Proxy Statement for the above-named Series of the Corporation. All stockholders are eligible to vote on Proposals 1 and 2. Only stockholders who owned shares of the BNY Hamilton Money Fund on the record date may vote on Proposal 3. Only stockholders who owned shares of the BNY Hamilton Equity Income Fund on the record date may vote on Proposal 4. All stockholders will be receiving a proxy card accompanying this Notice and Proxy Statement that will allow you to vote on the proposals.

Only holders of Common Stock of record at the close of business on June 5, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                       By Order of the Board of Directors


                                       /s/ ELLEN STOUTAMIRE
                                       ----------------------------
                                       Ellen Stoutamire
                                       Secretary

Dated:  June 23, 1998


-------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE CORPORATION OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                            BNY HAMILTON FUNDS, INC.
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219


                                 PROXY STATEMENT



This Proxy Statement is furnished by the Board of Directors of BNY Hamilton Funds, Inc. (the "Corporation"), in connection with the solicitation of proxies for use at the Meeting of Stockholders to be held at 9:00 AM, Eastern Daylight Time, on August 5, 1998 at the offices of The Bank of New York, 51 West 51st Street, New York, N.Y. The Corporation's common stock is divided into ten series, each corresponding to one of the following funds (collectively, the "Funds"): BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, and BNY Hamilton International Equity Fund. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

The Bank of New York (48 Wall Street, New York, New York 10286) is the investment adviser to the Funds. BNY Hamilton Distributors, Inc. (125 West 55th Street, New York, New York 10019) serves as the Funds' administrator and distributor.

A copy of the Corporation's Annual Report to Stockholders for its fiscal year ended December 31, 1997 may be obtained without charge by writing to the distributor or calling 1-800-4BNY-FND (1-800-426-9363).

The close of business on June 5, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, the Corporation had 2,465,850,262 shares of Common Stock outstanding and entitled to vote, and the shares were attributable to each Series as follows:

                                                            NUMBER OF SHARES
                   NAME OF FUND                                OUTSTANDING
-------------------------------------------------------------------------------

BNY Hamilton Money Fund...................................    1,742,210,889
BNY Hamilton Treasury Money Fund..........................      554,974,816
BNY Hamilton Intermediate Government Fund.................        7,475,750
BNY Hamilton Intermediate Investment Grade Fund...........       35,275,958
BNY Hamilton Intermediate New York Tax-Exempt Fund........        3,977,650
BNY Hamilton Intermediate Tax-Exempt Fund.................       26,689,112
BNY Hamilton Equity Income Fund...........................       34,107,766
BNY Hamilton Large Cap Growth Fund........................       34,453,015
BNY Hamilton Small Cap Growth Fund........................       13,964,510
BNY Hamilton International Equity Fund....................       12,720,796

Each share will be entitled to one vote on each matter that comes before the meeting. Stockholders will vote on a Corporation-wide basis, without regard to Series, on proposals 1 and 2. Only stockholders who owned shares in the BNY Hamilton Money Fund on the record date may vote on Proposal 3. Only stockholders who owned shares in the BNY Hamilton Equity Income Fund on the record date may vote on Proposal 4. Additionally, the proxies may vote on any other business as may properly come before the meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about June 23, 1998. The Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 1997, preceded the mailing of proxy material to stockholders of record on June 5, 1998. The Annual Report to Stockholders should not be regarded as proxy solicitation material.

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the meeting in accordance with the instructions on the Proxy. If no instructions are specified, shares will be voted for the election of directors and for the other items of business. If, on the other hand, a Proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), or (iii) is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of directors (Proposal 1) and ratification of the selection of accountants (Proposal 2) each require the affirmative vote of a majority of the votes cast at the meeting; as to these Proposals, abstentions will be disregarded in determining votes cast on the Proposals. Approval of the amendments to an operating policy of the BNY Hamilton Money Fund and to the investment objective of the BNY
Hamilton Equity Income Fund (Proposals 3 and 4, respectively) requires the vote of a majority of the outstanding voting securities of the relevant
Series, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the Series' shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Series then outstanding are present in person or by Proxy or (ii) more than 50% of the Series' outstanding shares. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Corporation or by attendance at the meeting.

Under the Corporation's Articles of Incorporation, a quorum is constituted by the presence in person or by Proxy of the holders of one-third of the shares issued and outstanding and entitled to vote at the meeting. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the votes cast on the questions in person or by Proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

The cost of soliciting proxies in the accompanying form for the meeting, including the costs of preparing, printing and mailing the accompanying Notice of Annual Meeting and this Proxy Statement and the costs of the meeting and any adjournments thereto, will be borne by the Corporation. Proxy materials may also be distributed through brokers, custodians and nominees to beneficial owners and proxies may be solicited by telephone or telegraph by officers of the Corporation or by professional proxy solicitors on behalf of the Board of Directors of the Corporation, the expenses of which will be paid by the Corporation.

Set forth below is certain information as to all persons who were known by the Corporation to own, of record or beneficially, 5% or more of the outstanding shares of any Series as of May 29, 1998:

Name of Series                 Name and Address of Record          % of       Name and Address of             % of
--------------                 --------------------------          -----      --------------------            ----
                               Owner                               Series     Beneficial Owner                Series
                               -----                               ------     ----------------                ------
Money Fund                                                                    Duke University                  9.22%
                                                                              100 N. Tryon Street
                                                                              Charlotte, NC 28202

Intermediate Government Fund   The Bank of New York                   30.96%  The Bank of New York            41.87%
                               Profit Sharing Plan B                          48 Wall Street
                               48 Wall Street                                 New York, NY  10286
                               New York, NY 10286

                               The Bank of New York                    5.46%
                               401-(k) Plan
                               48 Wall Street
                               New York, NY 10286

                               The Bank of New York                    5.45%
                               Long-Term Disability Plan
                               48 Wall Street
                               New York, NY 10286

Intermediate New York                                                         Robert J. Milano                 8.23%
Tax-Exempt Fund                                                               860 United Nations Plaza
                                                                              New York, NY 10017

Equity Income Fund             The Bank of New York                   21.45%  The Bank of New York            23.21%
                               Profit Sharing Plan A                          48 Wall Street
                               48 Wall Street                                 New York, NY 10286
                               New York, NY 10286

Small Cap Growth Fund          The Bank of New York                    6.78%  The Bank of New York             6.78%
                               Profit Sharing Plan A                          48 Wall Street
                               48 Wall Street                                 New York, NY 10286
                               New York, NY 10286




Treasury Money Fund            SFX Entertainment                      13.30%  SFX Entertainment               13.30%
                               650 Madison Avenue                             650 Madison Avenue
                               New York, NY 10022                             New York, NY 10022

                               The Bank of New York                    7.86%  The Bank of New York             7.86%
                               Capital Trust                                  Capital Trust
                               605 Third Avenue                               605 Third Avenue
                               New York, NY 10022                             New York, NY 10022

                               F W Olin Foundation                     6.62%  F W Olin Foundation              6.62%
                               780 Third Avenue                               780 Third Avenue
                               New York, NY  10017                            New York, NY  10017


                             ELECTIONS OF DIRECTORS

                                (Proposal No. 1)

At the meeting, directors will be elected to hold office until the next meeting of stockholders or until their successors are elected and qualify. It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Edward L. Gardner, Peter Herrick, Leif H. Olsen, Stephen Stamas, and James E. Quinn, all of whom are currently members of the Board of Directors and each of whom has consented to serve as a nominee and as a director if elected. In addition, it is the intention of the persons named in the accompanying form of Proxy to vote for the election of Karen Osar, who has not previously served as a member of the Board of Directors, but has consented to serve as a nominee and as a director if elected. In a vote by proxy in July 1993, Eugene Sullivan and Mr. Herrick, Mr. Olsen, and Mr. Stamas were elected to the Board. At a meeting of the Board of Directors on May 12, 1995, Mr. Gardner was nominated, and subsequently elected unanimously, as a member of the Board of Directors. At a meeting of the Board of Directors on November 15, 1996, Mr. Quinn was nominated, and subsequently elected unanimously, as a member of the Board of Directors. Also, at the November 15, 1996 meeting, the Board of Directors approved an increase in number of directors, to six. Mr. Sullivan retired in January 1997, at which point Mr. Gardner was appointed Chairman.

Each Director who is deemed an "interested person" of the Corporation, as defined in the 1940 Act, is indicated by an asterisk in the following table. Messrs. Herrick and Stamas are deemed "interested persons" of the Corporation because each is affiliated with The Bank of New York, the adviser to each Series. In addition to the offices and directorships listed below, as of June 5, 1998, Mr. Herrick and Mr. Stamas each owned shares of Common Stock of The Bank of New York Company, Inc., although each owned less than 1% of the outstanding shares.

The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the meeting, proxies will be voted for such persons as the Board of Directors may recommend.

                         INFORMATION REGARDING DIRECTORS

                                                                          Principal Occupations
Name and Address                     Position with Funds                  During Past Five Years
----------------                     -------------------                  ----------------------
Edward L. Gardner                    Director and Chairman of the Board   Chairman of the Board, President and
411 Theodore Fremd Ave.                                                   Chief Executive Officer, Industrial
Rye, NY 10580                                                             Solvents Corporation, 1981 to Present;
Age 63                                                                    Chairman of the Board, Blue Grass
                                                                          Chemical Specialties Inc., 1982 to Present.


Mr. Peter Herrick*                   Director                             Vice Chairman (1990-1992) and Director, The
42 Sunnybrook Road                                                        Bank of New York; President and Director,
Bronxville, NY 10708                                                      The Bank of New York Company, Inc. (1984-1992);
Age 71                                                                    Trustee, HRE Properties, 1990 to Present;
                                                                          Member, New York State Banking Board, 1990-1993.

Leif H. Olsen                        Director                             President, Leif H. Olsen Investments,
49 Locust Avenue                                                          Inc., a registered investment adviser;
Suite 301                                                                 1987 to Present
New Canaan, CT 06840
Age 72

Mr. Stephen Stamas                   Director                             Chairman, New York Philharmonic, 1989 to
Windcrest Partners                                                        Present.
122 E. 42nd Street
49th Floor
New York, NY 10168
Age 67

James E. Quinn                       Director                             Member, Board of Directors, Tiffany &
727 Fifth Avenue                                                          Co., January 1995 to Present; Executive
New York, NY 10022                                                        Vice President of Sales, Tiffany & Co.,
Age 46                                                                    March 1992 to Present.

Karen Osar                           Director                             Vice President & Treasurer, Tenneco Inc.,
1725 King Street                                                          January 1994-Present; Managing Director of
Greenwich, CT 06831                                                       Corporate Finance Group, J.P. Morgan & Co.,
Age 49                                                                    Inc.; held various other positions at J.P.
                                                                          Morgan & Co., Inc. from 1975-1994.


As of June 5, 1998, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of all Series.

The Corporation pays each Director annual compensation of $15,000 and a per-meeting fee of $1,200, plus travel expenses, if any. During the fiscal period ended December 31, 1997, such compensation, fees and expenses amounted to $75,086.

The following chart describes the compensation paid to Directors by BNY Hamilton Funds, Inc. (other than travel expenses and out-of-pocket costs) for the fiscal year ended December 31, 1997:

                                                                   Pension or
                                            Aggregate              Retirement
                                           Compensation             Benefits             Estimated            Total
        Name of Person,                    Paid by the               Accrued              Annual        Compensation Paid
            Position                          Funds              as Part of Fund       Benefits Upon       by the Funds
            --------                          -----                 Expenses            Retirement         to Directors
                                                                    --------            ----------         ------------
Edward L. Gardner                            $14,800                   $0                   $0               $14,800
   Director and Chairman of the
   Board
Peter Herrick                                $14,800                   $0                   $0               $14,800
   Director
Leif H. Olsen                                $14,800                   $0                   $0               $14,800
   Director
Stephen Stamas                               $14,800                   $0                   $0               $14,800
   Director
James E. Quinn                               $14,800                   $0                   $0               $14,800
   Director

The above compensation, which is expected to total approximately $119,000 plus out-of-pocket costs for 1998, will be allocated to all series of BNY Hamilton Funds, Inc.

There were four meetings of the Corporation's Board of Directors held during the fiscal year ended December 31, 1997. The Board of Directors presently has an Audit Committee, the members of which are Messrs. Gardner, Herrick and Olsen. The Audit Committee met twice during the fiscal year ended December 31, 1997. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Corporation's financial operations.

The executive officers of the Corporation are:

J. David Huber                       Chief Executive Officer              Employee, BISYS Fund Services, Inc.,
3435 Stelzer Road                                                         June 1987 to Present
Columbus, OH 43219
Age 51

William J. Tomko                     President                            Vice President, BISYS Fund Services,
3435 Stelzer Road                                                         Inc., 1989 to Present
Columbus, OH 43219
Age 39

Richard Baxt                         Vice President                       Senior Vice President, Client Services,
125 West 55th Street                                                      BISYS Fund Services, Inc., 1997 to Present;
New York, NY  10019                                                       General Manager of Investment and Insurance,
Age 44                                                                    First Fidelity Bank; President, First
                                                                          Fidelity Brokers; President, Citicorp
                                                                          Investment Services.


Michael A. Grunewald                 Vice President                       Manager, Client Services, BISYS Fund Services,
3435 Stelzer Road                                                         Inc., 1993 to Present.
Columbus, OH 43219
Age 28

Nimish Bhatt                         Treasurer                            Vice President, Tax and Financial
3435 Stelzer Road                                                         Services, BISYS Fund Services, Inc.,
Columbus, OH 43219                                                        June 1996 to Present; Assistant Vice
Age 35                                                                    President, Evergreen Funds/First
                                                                          Union Bank, 1995 to July 1996; Senior
                                                                          Tax Consultant, Price Waterhouse
                                                                          LLP, 1990 to December 1994.

Ellen Stoutamire                     Secretary                            Vice President, Legal Services, BISYS
3435 Stelzer Road                                                         Fund Services, Inc., 1997 to Present;
Columbus, OH 43219                                                        Associate Counsel, Templeton Mutual
Age 49                                                                    Funds, 1995 to 1997; Attorney, private
                                                                          practice, 1990 to 1995.

Alaina V. Metz                       Assistant Secretary                  Chief Administrator, Administrative and
3435 Stelzer Road                                                         Regulatory Services of BISYS Fund
Columbus, OH 43219                                                        Services, Inc., June 1995 to Present;
Age 30                                                                    Supervisor of Mutual Fund Legal Department,
                                                                          Alliance Capital Management, May 1989 to
                                                                          June 1995.



                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                (Proposal No. 2)

The 1940 Act requires that the Corporation's independent accountants be selected by a majority of the directors who are not "interested persons" of the Corporation, as defined in the 1940 Act; that such selection be submitted for ratification or rejection at the first annual meeting of stockholders; and that the employment of such independent accountants be conditioned on the right of the Corporation, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. At its meeting on February 12, 1997, the independent Directors of the Corporation appointed KPMG Peat Marwick LLP as the independent accountants to certify the financial reports of each Series. Accordingly, the selection by the Directors of KPMG Peat Marwick LLP is being submitted to the stockholders of the Corporation for ratification or rejection. Apart from its fees as independent accountants, neither the firm of KPMG Peat Marwick LLP nor any of its partners has any direct or material interest in the Corporation.

A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                     AMENDMENT TO AN OPERATING POLICY OF
                           BNY HAMILTON MONEY FUND

                               (Proposal No. 3)

This Proposal relates only to stockholders of the BNY Hamilton Money Fund (the "Money Fund"), and only stockholders who owned shares in the Money Fund on the record date may vote on Proposal 3.

The Board of Directors proposes that Operating Policy (ii) of the Money Fund's investment restrictions as stated in its prospectus be amended. Operating Policy (ii) currently provides that the Money Fund may not "purchase securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933, as amended, including, but not limited to securities that can be purchased pursuant to Rule 144A of said Act."

It is proposed that this Series eliminate this Operating Policy, and permit the BNY Hamilton Money Fund to purchase and sell securities in transactions exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"), as well as to purchase and sell unregistered securities from or to qualified institutional buyers ("QIBs") as defined in, and according to the provisions of, Rule 144A under the 1933 Act.

Any series of an open-end investment company, including the Money Fund, may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the Fund would have difficulty liquidating such securities if necessary in order to satisfy requests to redeem shares of the Fund in a timely matter. In general, illiquid securities include securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days.

The securities markets are evolving, however, and new markets have developed that render the Money Fund's present policy forbidding investments in unregistered securities for the purpose of ensuring liquidity overbroad and unnecessarily restrictive. In particular, the market for some types of securities are almost exclusively institutional - commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission has advanced rules and legislative proposals designed to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the 1933 Act, as amended, was enacted in 1991 and contemplates a particularly broad institutional trading market for securities subject to restrictions on resale to the general public. As these institutional markets have developed, the Money Fund could be constrained by its current operating policy even though the institutional restricted securities markets provide readily ascertainable market values for such securities and the ability to liquidate an investment in order to satisfy the Money Fund's share redemption orders on a timely basis.

In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board of Directors has determined that it would be in the best interests of the stockholders of the Money Fund if that Series were permitted to purchase securities in transactions exempt from registration under Section 4(2) of the 1933 Act, as well as to purchase and sell unregistered securities from or to QIBs according to the provisions of Rule 144A under the 1933 Act. The Board of Directors and the Adviser believe that eliminating the operating policy as set forth above will permit greater flexibility in the Money Fund's ability to deliver to its investors a greater return on their investment.

THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                     AMENDMENT TO INVESTMENT OBJECTIVE OF
                       BNY HAMILTON EQUITY INCOME FUND

                               (Proposal No. 4)

This Proposal relates only to stockholders of the BNY Hamilton Equity Income Fund (the "Equity Income Fund"), and only stockholders who owned shares in the Equity Income Fund on the record date may vote on Proposal 4.

The current objective of the Equity Income Fund is "to provide long-term capital appreciation greater than the appreciation of, and yield greater than the yield of, the Standard & Poor's 500 Index. Equal emphasis is placed on attaining income and capital appreciation."

The Adviser of the Equity Income Fund has sought to achieve this objective by investing in equity securities, and instruments that are convertible into equity securities, of primarily domestic companies which offer prospects for long-term capital appreciation and provide above-average current return. In recent years lower yielding equities have outperformed higher yielding issues as investors have favored the high expected future earnings growth rates which are generally associated with companies having low dividend pay-out ratios compared to the high current income returns associated with companies having high pay-out ratios. In the Adviser's judgment, this preference among investors is expected to continue to be a major influence on performance in the future. As a result, the Adviser proposed and the Board agreed that establishing appreciation better than the Standard & Poor's 500 Index as an objective of equal emphasis with a yield superior to the same index was no longer reasonable. However, long-term capital appreciation together with the current yield objective does, in the judgment of the Adviser and the Board, constitute a reasonable objective, and does not require that the Equity Income Fund's portfolio be substantially changed. Accordingly, the Board of Directors has determined that it is in the best interest of the Fund and proposes to amend the stated investment objective of the Equity Income Fund to the following:

        To provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 index.

Because the portfolio of the Equity Income Fund will not be reconfigured if the proposed change in the Fund's investment objective is approved by stockholders, there will be neither an increase in the Fund's portfolio turnover nor in transaction related expenses, such as brokerage commissions.

THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                                  OTHER MATTERS

The Corporation's management does not know of any matters to be presented at the meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Maryland corporations that are registered investment companies, such as the Corporation, are not required to conduct annual stockholders' meetings except in certain specified circumstances. Therefore, it is anticipated that regular annual meetings will not be held in the future except as required by the 1940 Act, or as otherwise required by Maryland law.

Maryland law generally permits removal of a Director by the holders of not less than a majority of the Corporation's outstanding shares. Procedures for calling a stockholders' meeting for the removal of Directors of the Corporation similar to those set forth in Section 16(c) of the 1940 Act are available to stockholders of the Corporation.


                              STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meeting of stockholders of the Corporation must be received by the Corporation in a reasonable time before the Board of Directors' solicitation relating to that meeting is made in order to be included in the Corporation's Proxy Statement and form of Proxy relating to that meeting.


               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

Please advise the Corporation, in care of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and if so, the number of copies of the Proxy Statement, other soliciting material and the Annual Report you wish to receive in order to supply copies to the beneficial owners of such shares.

                                           By order of the Board of Directors

                                           /s/ Ellen Stoutamire
                                          --------------------------------
                                           Ellen Stoutamire
                                           Secretary

New York, New York
June 23, 1998

                         BNY HAMILTON FUNDS, INC.
                            3435 Stelzer Road
                            Columbus, OH 43219


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Kevin J. Bannon, Paul A.E. Cummings, and Timothy J. Overzat, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated below, all stock of the above Company held of record by the undersigned on June 5, 1998 at the Annual Meeting of Stockholders to be held on August 5, 1998, and at any adjournment thereof.

         The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated June 23, 1998.

MARK HERE         |_|
FOR ADDRESS
CHANGE AND
NOTE AT LEFT

         (Continued and to be signed and dated on reverse side)

                        -------------------------

                               SEE REVERSE
                                   SIDE

                        -------------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees to the Board of Directors and FOR proposal No. 2. Additionally, for stockholders who owned shares in the BNY Hamilton Money Fund on the record date, if no direction is made, this proxy will be voted FOR proposal No. 3, and for stockholders who owned shares in the BNY Hamilton Equity Income Fund on the record date, if no direction is made, this proxy will be voted FOR proposal No. 4. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

|X|    Please mark votes as in
       this example, using black
       or blue ink

                                 FOR ALL         WITHHELD                                           FOR        AGAINST       ABSTAIN
                                NOMINEES         FROM ALL
                                                 NOMINEES


1. Election of the                 |_|             |_|          3. Approval of a proposal to        |_|          |_|            |_|
   following nominees as                                           eliminate an operating
   Directors; Edward L.                                            policy of the BNY Hamilton
   Gardner, Peter                                                  Money Fund that currently
   Herrick, Leif H.                                                prevents said Fund from
   Olsen, Karen Osar,                                              purchasing securities that
   James E. Quinn and                                              cannot be offered for
   Stephen Stamas                                                  public sale in the United
                                                                   States without first being
|_|______________________                                          registered.  (Stockholders
For all nominees except                                            of the BNY Hamilton Money
as noted above                                                     Fund Only)
                        FOR       AGAINST         ABSTAIN                                           FOR        AGAINST       ABSTAIN

2. Ratification of       |_|         |_|             |_|         4.Approval of a                     |_|          |_|            |_|
   the selection                                                   proposal to amend the
   of KPMG Peat                                                    investment objective of
   Marwick LLP as                                                  BNY Hamilton Equity Income
   independent                                                     Fund (Stockholders of the
   accountants                                                     BNY Hamilton Equity Income
                                                                   Fund Only)

                                                                 5.In the discretion of such
                                                                   proxies to vote upon any
                                                                   and all business as may
                                                                   properly come before the
                                                                   Meeting or any adjournment
                                                                   thereof.


When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.


Signature: ____________________________   Date __________  Signature: ____________________________   Date __________



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE